UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2021, Altria Group, Inc. (“Altria”) entered into an Extension and Amendment No. 2 (the “Extension and Amendment Agreement”) to its $3.0 billion senior unsecured 5-year revolving credit agreement, dated as of August 1, 2018, as amended by Amendment No. 1, dated as of January 25, 2019 (collectively, the “Credit Agreement”), with the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”) and Citibank, N.A. (“Citibank”), as administrative agents. The Extension and Amendment Agreement extends the maturity date of the Credit Agreement from August 1, 2023 to August 1, 2024. In addition, the Extension and Amendment Agreement amends the Credit Agreement to update certain provisions regarding a successor interest rate to LIBOR and make certain other market updates.

All other terms and conditions of the Credit Agreement remain in full force and effect.

Some of the lenders under the Credit Agreement and their affiliates have various relationships with Altria and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services.

The foregoing description of the Extension and Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension and Amendment Agreement, which is attached as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K. The Credit Agreement was previously filed as Exhibit 10.1 to Altria’s Current Report on Form 8-K (File No. 1-08940) filed on August 1, 2018 and Amendment No. 1 to the Credit Agreement was previously filed as Exhibit 10.1 to Altria’s Current Report on Form 8-K (File No. 1-08940) filed on January 31, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Extension and Amendment No. 2 to the Credit Agreement, effective August 18, 2021, among Altria, the lenders party thereto and JPMCB and Citibank, as administrative agents.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and Associate General Counsel

DATE:    August 18, 2021